UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

February 26, 2024
Date of Report (Date of earliest event reported)

CervoMed Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37942	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

20 Park Plaza, Suite 424 Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 744-4400

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	CRVO	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01                  Entry into a Material Definitive Agreement

Amendment to Pre-Funded Warrant

As previously disclosed, on August 16, 2023, CervoMed Inc. (the “Company”) consummated the transactions contemplated by the Agreement and Plan of Merger, dated as of March 30, 2023, by and among the Company, Dawn Merger Sub Inc. (“Merger Sub”) and EIP Pharma, Inc. (“EIP”), including the merger of Merger Sub with and into EIP, with EIP surviving the merger as a wholly owned subsidiary of the Company (the “Merger”). In connection therewith, among other things, the Company issued a pre-funded warrant (the “Pre-Funded Warrant”) to The Joshua S. Boger 2021 Trust DTD 12/09/2021 (the “Trust” or the “Holder”) to purchase an aggregate of 495,995 shares of Company’s common stock, par value $0.001 per share (“common stock”), for a purchase price of $0.001 per share. Joshua S. Boger, Ph.D., the sole trustee of the Trust, was appointed as the Chair of the Company’s board of directors effective as of February 7, 2024.

On February 26, 2024, the Company and the Trust entered into an amendment (the “Amendment”) to the Pre-Funded Warrant pursuant to which the parties eliminated a limitation in the Pre-Funded Warrant restricting any exercise that would otherwise result in the Holder’s beneficial ownership exceeding 9.99% of the Company’s outstanding common stock.

The foregoing description of the Pre-Funded Warrant and the Amendment do not constitute a complete summary of the terms thereof and are qualified in their entirety by reference to the full text of the form of Pre-Funded Warrant and the Amendment, copies of which are attached to this Current Report on Form 8-K as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.

Item 3.03                  Material Modification to Rights of Security Holders

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 8.01         Other Events

Pre-Funded Warrant Exercise

On February 26, 2024, following the effectiveness of the Amendment, the Trust exercised the Pre-Funded Warrant in full pursuant to the cashless exercise provision in Section 2(c) thereof, including the withholding of shares in lieu of a cash payment of the exercise price, and received 495,959 shares of common stock.

Following such exercise, as of February 27, 2024, 6,170,479 shares of the Company’s common stock are issued and outstanding.

Item 9.01         Financial Statements and Exhibits

(d)         Exhibits

Exhibit No.	Description

4.1	Form of Pre-Funded Warrant (Incorporated by reference to Exhibit 4.3 to the Company’s Current Report on Form 8-K filed with the SEC on August 17, 2023)
4.2	Amendment to Pre-Funded Warrant, dated as February 26, 2024, by and between CervoMed Inc. and The Joshua S. Boger 2021 Trust DTD 12/09/2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2024	CervoMed Inc.

	By:	/s/ William Elder
	Name:	William Elder
	Title:	General Counsel

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